UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 8, 2014 (April 4, 2014)
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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 4, 2014, the Company entered into a Mutual Release and Termination Agreement, effective as of March 1, 2014 (the “Agreement”), with Kodiak Capital Group, LLC, a Delaware limited liability company, (“Kodiak”) to terminate the Share Purchase Agreement and Convertible Promissory Note, both dated April 30, 2013. The Agreement also returns the Kodiak Reserve Shares, 100,000,000 shares of Minerco Common Stock, to the Company.

The summary of the Agreement is as follows (the entire Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Mutual Release and Termination Agreement, dated as of March 1, 2014 (this “Agreement”), by and between Minerco Resources, Inc. (the “Company”) a Nevada corporation having offices located at 20 Trafalgar Square, Suite 455, Nashua, NH, 03063 and Kodiak Capital Group, LLC, a Delaware limited liability company (collectively the “Kodiak”), having offices at 260 Newport Center Drive, Newport Beach, CA, 92260.

Recitals:

WHEREAS, the Company and Kodiak entered into a Stock Purchase Agreement, dated April 30, 2013 (the “SPA”) and

WHEREAS, the Company and Kodiak desire to mutually terminate the SPA and release one another from potential claims each party may have against the other party arising out of or in connection with their prior relationships;

NOW, THEREFORE, in exchange for $1 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

TERMINATION. Each of the Company and Kodiak hereby agree that (i) the SPA is hereby terminated in its entirety and (ii) the Note issued by the Company to Kodiak on April 30, 2013 is cancelled and extinguished and from and after the date hereof neither party shall have any obligations to the other party under the SPA or the Note.

LEGAL FEES & RESTRICTED STOCK. In exchange for the agreements herein, the Company will issue within five business days of the date of this Agreement to Kodiak $2,000 in legal fees (the “Fee”) and 2,000,000 restricted shares of its Common Stock (the “Shares”) in full payment of any amounts owed under the SPA and the Note. Kodiak acknowledges and agrees that upon the issuance and delivery of the Fee & Shares in accordance with this Section, no further securities from the Company or any of their respective subsidiaries or affiliated companies will be due to Kodiak under either the SPA, the Note or any other agreement.

The foregoing description of the Mutual Release and Termination Agreement, dated as of March 1, 2014, is qualified in its entirety by reference to the full text of the Mutual Release and Termination Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALE OF SECURITIES

On April 4, 2014, the Company issued 2,000,000 shares of restricted common stock to Kodiak Capital Group, LLC to satisfy the terms of the Mutual Release and Termination Agreement, effective as of March 1, 2014, with Kodiak Capital Group, LLC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith

10.1	Mutual Release and Termination Agreement, effective as of March 1, 2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 4/8/2014	MINERCO RESOURCES, INC.

	By:	/s/ John Powers